UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2008

Icahn Enterprises L.P.
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(Exact name of registrant as specified in its charter)

Delaware	1-9516	13-3398766
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, Suite 4700, New York, NY	10153
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 702-4300

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. - Registrant’s Business and Operations
Item 2.01 Completion of Acquisition of Disposition of Assets

On December 2, 2008, Icahn Enterprises L.P. (“Icahn Enterprises”) acquired 24,491,924 shares of Federal-Mogul Corporation (“Federal-Mogul”) common stock (the “Federal-Mogul Shares”) from Thornwood Associates Limited Partnership (“Thornwood”) pursuant to a Contribution and Exchange Agreement (the “Contribution and Exchange Agreement”), among Icahn Enterprises, Thornwood and Barberry Corp (“Barberry”). As a result of the transaction, Icahn Enterprises beneficially owns 75.69% of the total issued and outstanding Federal-Mogul Shares. In consideration of the acquisition of the additional Federal-Mogul Shares, Icahn Enterprises issued to Thornwood 4,286,087 fully paid and non-assessable depositary units representing limited partnership interests in Icahn Enterprises (the “Depositary Units”). The transaction was approved by a special committee of independent directors of Icahn Enterprises G.P., Inc., the general partner of Icahn Enterprises and Icahn Enterprises Holdings L.P. The special committee was advised by its own legal counsel and independent financial advisor with respect to the transaction. The special committee received an opinion from its financial adviser as to the fairness to Icahn Enterprises, from a financial point of view, of the consideration paid. A copy of the Contribution and Exchange Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Section 3 - Securities and Trading Markets
Item 3.02 Unregistered Sales of Equity Securities

As disclosed in Item 2.01, on December 2, 2008, pursuant to the Contribution and Exchange Agreement, Icahn Enterprises acquired 24,491,924 Federal-Mogul Shares from Thornwood. In consideration therefor, Icahn Enterprises has issued to Thornwood 4,286,087 fully paid and non-assessable Depositary Units.

The issuance of Depositary Units was completed through a private placement to Thornwood, an accredited investor (as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”)), and is exempt from registration pursuant to Section 4(2) of the Securities Act. Icahn Enterprises has not engaged in any general solicitation or advertising with regard to this issuance and has not offered the Depositary Units to the public in connection with this issuance.

Section 9 - Financial Statements and Exhibits
Item 9.01

(a) Financial statements of business acquired.

The financial statements required by this Item are not being filed herewith. To the extent such information is required by this Item, it will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The pro forma financial information required by this Item is not being filed herewith. To the extent such information is required by this Item, it will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit 10.1 Contribution and Exchange Agreement, dated as of December 2, 2008, among Icahn Enterprises, Thornwood and Barberry

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P. (Registrant)

By:	Icahn Enterprises G.P. Inc.
its General Partner

By:	/s/ Dominick Ragone
Dominick Ragone Principal Financial Officer

Date: December 2, 2008